                                                                    EXHIBIT 99.1

      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
        Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended October 31, 2001

I.    Noteholder Information

A.    Identification of Notes

      Series      Description                          Cusip #              Due Date
      --------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes............280907AP1............December 1, 2035
      1999-1B     Senior Auction Rate Notes............280907AQ9............December 1, 2035
      1999-1C     Subordinate Auction Rate Notes.......280907AR7............December 1, 2035
      2000-1A     Senior Auction Rate Notes............280907AS5............December 1, 2035
      2000-1B     Senior Auction Rate Notes............280907AT3............December 1, 2035
      2000-1C     Subordinate Auction Rate Notes.......280907AU0............December 1, 2035
      2001-1A     Senior Auction Rate Notes............280907AV8............December 1, 2035
      2001-1B     Senior Auction Rate Notes............280907AW6............December 1, 2035
      2001-1C     Subordinate Auction Rate Notes.......280907AX4............December 1, 2035

B.    Notification of Redemption Call of Notes

      Series 1999-1:
        None
      Series 2000-1:
        None
      Series 2001-1:
        None

C.    Principal Outstanding - October, 2001

                              Principal            Principal            Principal            Principal
                           Outstanding,             Borrowed             Payments         Outstanding,
      Series             Start of Month         During Month         During Month         End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A          $78,000,000.00                $0.00                $0.00       $78,000,000.00
        1999-1B           39,000,000.00                 0.00                 0.00        39,000,000.00
        1999-1C            9,300,000.00                 0.00                 0.00         9,300,000.00
                  -------------------------------------------------------------------------------------
        Total            126,300,000.00                 0.00                 0.00       126,300,000.00
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A           54,100,000.00                 0.00                 0.00        54,100,000.00
        2000-1B           54,100,000.00                 0.00                 0.00        54,100,000.00
        2000-1C           22,000,000.00                 0.00                 0.00        22,000,000.00
                  -------------------------------------------------------------------------------------
        Total            130,200,000.00                 0.00                 0.00       130,200,000.00
                  -------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A           79,000,000.00                 0.00                 0.00        79,000,000.00
        2001-1B           79,000,000.00                 0.00                 0.00        79,000,000.00
        2001-1C           23,800,000.00                 0.00                 0.00        23,800,000.00
                  -------------------------------------------------------------------------------------
        Total            181,800,000.00                 0.00                 0.00       181,800,000.00
                  -------------------------------------------------------------------------------------
      Totals            $438,300,000.00                $0.00                $0.00      $438,300,000.00
                  =====================================================================================

D.    Accrued Interest Outstanding - October, 2001

                       Accrued Interest             Interest             Interest     Accrued Interest        Interest
                           Outstanding,              Accrued             Payments         Outstanding,      Rate As Of
      Series             Start of Month         During Month         During Month         End of Month    End Of Month
      -----------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A              $84,500.00          $200,416.67          $197,166.67           $87,750.00        2.70000%
        1999-1B               41,600.00           100,154.17            97,066.67            44,687.50        2.75000%
        1999-1C               10,385.00            24,696.67            24,231.67            10,850.00        2.80000%
                  -------------------------------------------------------------------------------------
        Total                136,485.00           325,267.51           318,465.01           143,287.50
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A              100,085.00           142,388.20           155,687.78            86,785.42        2.75000%
        2000-1B               51,244.72           137,053.33           130,441.11            57,856.94        2.75000%
        2000-1C               41,800.00            61,080.55            65,022.22            37,858.33        2.95000%
                  -------------------------------------------------------------------------------------
        Total                193,129.72           340,522.08           351,151.11           182,500.69
                  -------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A               26,772.22           201,801.12           187,405.56            41,167.78        2.68000%
        2001-1B              195,854.17           195,546.94           219,356.67           172,044.44        2.80000%
        2001-1C                8,330.00            62,937.78            58,310.00            12,957.78        2.80000%
                  -------------------------------------------------------------------------------------
        Total                230,956.39           460,285.84           465,072.23           226,170.00
                  -------------------------------------------------------------------------------------
      Totals                $560,571.11        $1,126,075.43        $1,134,688.35          $551,958.19
                  =====================================================================================

E.    Net Loan Rates for Next Interest Period

                        Interest Period
      Series              Starting Date        Net Loan Rate
      -------------------------------------------------------
      Series 1999-1:
        1999-1A               12-Dec-01               10.61%
        1999-1B               12-Dec-01               10.55%
        1999-1C               12-Dec-01               10.40%
      Series 2000-1:
        2000-1A               06-Dec-01                9.86%
        2000-1B               13-Dec-01                9.89%
        2000-1C               06-Dec-01                9.56%
      Series 2001-1:
        2001-1A               23-Nov-01                8.69%
        2001-1B               29-Nov-01                8.97%
        2001-1C               23-Nov-01                8.47%

F.    Noteholders' Carry-Over Amounts - October, 2001

                             Carry-Over                                                     Carry-Over
                               Amounts,            Additions             Payments             Amounts,
      Series             Start of Month         During Month         During Month         End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00                $0.00                $0.00                $0.00
        1999-1B                    0.00                 0.00                 0.00                 0.00
        1999-1C                    0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00                 0.00                 0.00                 0.00
        2000-1B                    0.00                 0.00                 0.00                 0.00
        2000-1C                    0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                    0.00                 0.00                 0.00                 0.00
        2001-1B                    0.00                 0.00                 0.00                 0.00
        2001-1C                    0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  =====================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - October, 2001

                                Accrued             Interest             Interest              Accrued
                              Interest,              Accrued             Payments            Interest,
      Series             Start of Month         During Month         During Month         End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00                $0.00                $0.00                $0.00
        1999-1B                    0.00                 0.00                 0.00                 0.00
        1999-1C                    0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00                 0.00                 0.00                 0.00
        2000-1B                    0.00                 0.00                 0.00                 0.00
        2000-1C                    0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                    0.00                 0.00                 0.00                 0.00
        2001-1B                    0.00                 0.00                 0.00                 0.00
        2001-1C                    0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  =====================================================================================

II.   Fund Information

A.    Reserve Funds - October, 2001
                                                                        Amount
                                                                --------------
      Balance, Start of Month...................................$ 6,574,500.00
      Additions During Month (From Issuance of Notes)...........          0.00
      Less Withdrawals During Month.............................          0.00
                                                                --------------
      Balance, End of Month.....................................$ 6,574,500.00
                                                                ==============

B.    Capitalized Interest Accounts - October, 2001
                                                                        Amount
                                                                --------------
      Balance, Start of Month...................................$ 4,292,743.15
      Additions During Month (From Issuance of Notes)...........          0.00
      Less Withdrawals During Month.............................          0.00
                                                                --------------
      Balance, End of Month.....................................$ 4,292,743.15
                                                                ==============

C.    Acquisition Accounts - October, 2001
                                                                        Amount
                                                               ---------------
      Balance, Start of Month..................................$ 23,480,247.53
      Additions During Month...................................         875.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired.....................................           0.00
        Accrued Income.........................................           0.00
        Premiums and Related Acquisition Costs.................           0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired..................................... (21,489,871.21)
        Premiums and Related Acquisition Costs.................    (274,145.06)
                                                               ---------------
      Balance, End of Month....................................$  1,717,106.26
                                                               ===============

D.    Alternative Loan Guarantee Accounts - October, 2001
                                                                        Amount
                                                                --------------
      Balance, Start of Month...................................$ 2,464,521.56
      Additions During Month (Initial Purchase of Student Loans)          0.00
      Guarantee Fees Received (Refunded) During Month...........      1,739.04
      Interest Received During Month............................      5,668.72
      Other Additions During Month..............................      1,800.50
      Less Withdrawals During Month for Default Payments........   (122,016.79)
                                                                --------------
      Balance, End of Month.....................................$ 2,351,713.03
                                                                ==============

III.  Student Loan Information

A.    Student Loan Principal Outstanding - October, 2001
                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................$360,830,475.49
      Initial Purchase of Eligible Loans........................           0.00
      Transfers.................................................           0.00
      Loans Purchased / Originated..............................  21,489,871.21
      Capitalized Interest......................................     355,159.08
      Less Principal Payments Received..........................  (6,080,074.23)
      Less Defaulted Alternative Loans Transferred..............    (115,992.65)
      Other Increases (Decreases)...............................       5,808.83
                                                                ---------------
      Balance, End of Month.....................................$376,485,247.73
                                                                ===============

B.    Composition of Student Loan Portfolio as of October 31, 2001

                                                                         Amount
                                                                ---------------
      Aggregate Outstanding Principal Balance...................$376,485,247.73
      Number of Borrowers.......................................         56,576
      Average Outstanding Principal Balance Per Borrower........         $6,655
      Number of Loans (Promissory Notes)........................        114,036
      Average Outstanding Principal Balance Per Loan............         $3,301
      Weighted Average Interest Rate............................          6.21%

C.    Distribution of Student Loan Portfolio by Loan Type as of October 31,
      2001

                                                 Outstanding
                                                   Principal
      Loan Type                                      Balance            Percent
      -------------------------------------------------------------------------
      Stafford - Subsidized..................$154,409,457.77              41.0%
      Stafford - Unsubsidized................  94,016,481.17              25.0%
      Stafford - Nonsubsidized...............       3,298.97               0.0%
      PLUS...................................  29,855,872.33               7.9%
      SLS....................................      98,443.87               0.0%
      Consolidation..........................  27,302,562.25               7.3%
      Alternative............................  70,799,131.37              18.8%
                                             ----------------------------------
      Total..................................$376,485,247.73             100.0%
                                             ==================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of October
      31, 2001

                                                 Outstanding
                                                   Principal
      Interest Rate                                  Balance            Percent
      -------------------------------------------------------------------------
      Less Than 5.00%........................$          0.00               0.0%
      5.00% to 5.49%......................... 107,551,787.01              28.6%
      5.50% to 5.99%......................... 114,058,340.08              30.3%
      6.00% to 6.49%.........................  21,855,736.83               5.8%
      6.50% to 6.99%.........................  97,331,166.10              25.9%
      7.00% to 7.49%.........................   2,196,074.59               0.6%
      7.50% to 7.99%.........................  20,300,703.97               5.4%
      8.00% to 8.49%.........................   9,553,877.49               2.5%
      8.50% to 8.99%.........................   2,397,882.56               0.6%
      9.00% to 9.49%.........................     276,339.80               0.1%
      9.50% or Greater.......................     963,339.30               0.3%
                                             ----------------------------------
      Total..................................$376,485,247.73             100.0%
                                             ==================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of October 31, 2001

                                                                      Outstanding
                                                                        Principal
      Borrower Payment Status                                             Balance              Percent
      ------------------------------------------------------------------------------------------------
      School......................................................$ 70,714,235.51                18.8%
      Grace.......................................................  77,601,045.47                20.6%
      Repayment................................................... 179,013,799.91                47.5%
      Deferment...................................................  37,905,967.92                10.1%
      Forbearance.................................................  11,250,198.92                 3.0%
                                                                  ------------------------------------
      Total.......................................................$376,485,247.73               100.0%
                                                                  ====================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of October 31, 2001

                                                                  Percent by Outstanding Balance
                                                             -----------------------------------------
                                                 Outstanding            Excluding
                                                   Principal         School/Grace         All Loans in
      Delinquency Status                             Balance         Status Loans            Portfolio
      ------------------------------------------------------------------------------------------------
      31 to 60 Days...........................$ 6,565,073.89                 2.9%                 1.7%
      61 to 90 Days...........................  4,543,630.97                 2.0%                 1.2%
      91 to 120 Days..........................  4,693,196.56                 2.1%                 1.2%
      121 to 180 Days.........................  3,687,126.83                 1.6%                 1.0%
      181 to 270 Days.........................  3,001,247.00                 1.3%                 0.8%
      Over 270 Days...........................  1,280,231.07                 0.6%                 0.3%
      Claims Filed, Not Yet Paid..............  1,026,782.37                 0.5%                 0.3%
                                              --------------------------------------------------------
      Total...................................$24,797,288.69                10.9%                 6.6%
                                              ========================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of October 31, 2001

                                                                      Outstanding
                                                                        Principal
      Guarantee Status                                                    Balance              Percent
      ------------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%..................................$    846,272.96                 0.2%
      FFELP Loan Guaranteed 98%................................... 304,839,843.40                81.0%
      Alternative Loans Non-Guaranteed............................  70,799,131.37                18.8%
                                                                  ------------------------------------
      Total.......................................................$376,485,247.73               100.0%
                                                                  ====================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of October 31, 2001

                                                                      Outstanding
                                                                        Principal
      Guarantee Agency                                                    Balance              Percent
      ------------------------------------------------------------------------------------------------
      Education Assistance Corporation............................$184,163,191.61                48.9%
      Great Lakes Higher Education Corporation....................  69,541,769.06                18.5%
      California Student Aid Commission...........................  18,526,977.94                 4.9%
      Student Loans of North Dakota...............................   7,718,373.69                 2.1%
      Texas GSLC..................................................   4,945,930.93                 1.3%
      Pennsylvania Higher Education Assistance
       Agency.....................................................   7,453,220.40                 2.0%
      United Student Aid Funds, Inc...............................  12,198,251.32                 3.2%
      Other Guarantee Agencies....................................   1,138,401.41                 0.3%
      Alternative Loans Non-Guaranteed............................  70,799,131.37                18.8%
                                                                  ------------------------------------
      Total.......................................................$376,485,247.73               100.0%
                                                                  ====================================

I.    Fees and Expenses Accrued For / Through  October, 2001

                                                                 For The 10
                                                               Months Ended
                                         October, 2001        Oct. 31, 2001
                                        -----------------------------------
      Servicing Fees.......................$329,424.59        $2,324,548.48
      Indenture Trustee Fees...............   9,131.36            64,800.18
      Broker / Dealer Fees.................  94,356.24           611,854.80
      Auction Agent Fees...................   7,548.51            52,814.07
      Other Permitted Expenses.............       0.00                 0.00
                                           --------------------------------
      Total................................$440,460.70        $3,054,017.53
                                           ================================

J.    Ratio of Assets to Liabilities as of October 31, 2001

                                                                     Amount
                                                            ---------------
      Total Indenture Assets................................$445,198,537.14
      Total Indenture Liabilities........................... 439,269,168.33
                                                            ---------------
      Ratio.................................................        101.35%
                                                            ===============